EXHIBIT 10.2

                      P.A.M. TRANSPORTATION SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Option Agreement") made and entered into as of _________________, by and between P.A.M. TRANSPORTATION SERVICES, INC. (the "Company") and _____________________ ("Non-Employee Director");

                              W I T N E S S E T H;
                              -------------------

WHEREAS,  the  Board  of  Directors of the Company has adopted that certain 1995
Stock Option Plan, as amended (the "1995 Plan"), a copy of which will be provided to Non-Employee Director at his request. Pursuant to the terms of the 1995 Plan, and more specifically, Section 10, Non-Employee Director will be granted certain non-qualified stock options to purchase shares of the Company's authorized $.01 par value common stock ("Stock"), subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       1.     INCORPORATION OF PROVISIONS

This Option Agreement is subject to and is to be construed in all respects in a manner which is consistent with the terms of the 1995 Plan, the provisions of which are hereby incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the 1995 Plan.

                             2.     GRANT OF OPTION

Subject to the further terms and conditions of this Option Agreement, Non-Employee Director is hereby granted a non-qualified stock option to purchase 2,000 shares of Stock, effective as of the date first written above. Hereafter, on March 2 of each year during the term of the 1995 Plan, Non-Employee Director shall be granted, without the necessity of action by the Board of Directors or any committee thereof, an option to purchase 2,000 shares of Stock. The total number of shares granted pursuant to options that Non-Employee Director holds under the 1995 Plan is reflected in Exhibit A, attached hereto, which will be updated annually and delivered to Non-Employee Director for attachment to this Option Agreement.


                          3.     OPTION EXERCISE PRICE

Pursuant to the terms of the 1995 Plan, the option exercise price for each share of stock purchased under this Option Agreement shall be equal to 100% of the "Market Price" of the Stock as determined by the Board of Directors or the Committee pursuant to the 1995 Plan. The option exercise price is reflected in Exhibit A, attached hereto.

                          4.     EXPIRATION OF OPTIONS

The option to acquire Stock pursuant to this Option Agreement shall expire (to the extent not previously fully exercised) upon the first to occur of the following:

(a)  the date which is the fifth anniversary of the date of grant;

(b) the date which is the 90th day following the date upon which Non-Employee Director ceases to be a director of the Company for any reason other than Non-Employee Director's death or permanent disability;

(c) the date which is the first anniversary of the date upon which Non-Employee Director ceases to be a director of the Company as a result of Non-Employee Director's death or permanent disability.

                            5.     EXERCISE OF OPTION

Unless options hereunder shall earlier lapse or expire pursuant to Article 4 hereof, this option may be exercised with respect to the aggregate number of shares subject to this Option Agreement commencing on the date of grant.

To the extent such option becomes exercisable in accordance with the foregoing, Non-Employee Director may exercise this non-qualified stock option, in whole or in part from time to time. The option exercise price may be paid by Non-Employee Director either in cash or by surrender of other shares of Stock of the Company held by Non-Employee Director, or a combination of both, as authorized by the Board of Directors or the Committee. Non-Employee Director shall be given credit against the option exercise price hereunder for such shares surrendered equal to the Market Price of the Stock.

                            6.     MANNER OF EXERCISE

This non-qualified stock option may be exercised by written notice to the Company specifying the number of shares to be purchased and signed by Non-Employee Director or such other persons who may be entitled to acquire Stock under this Option Agreement. If any such notice is signed by a person other than Non-Employee Director, such person shall also provide such other information and documentation as the Board of Directors may reasonably require to assure that such person is entitled to acquire Stock under the terms of the 1995 Plan and this Option Agreement.

                     7.     RESTRICTIONS ON TRANSFERABILITY

The non-qualified stock option granted hereunder shall not be transferable by Non-Employee Director otherwise than by will or by the laws of descent and distribution, and such non-qualified stock option shall be exercisable during Non-Employee Director's lifetime only by Non-Employee Director.

             8.  FURTHER RESTRICTIONS ON EXERCISE AND SALE OF STOCK

Neither this option nor any portion thereof shall be exercisable at any time during which there is not on file with the Securities and Exchange Commission an effective Registration Statement covering the option shares on Form S-8, or similar for promulgated by the Securities and Exchange Commission.

Nothing contained in this section shall be construed to obligate the Company to, or to grant any right to the holder of this option to, cause the Company to file any Registration Statement; or, if any such Registration Statement is filed, to prepare any additional prospectus, to file any amendments to the Registration Statement, or to continue said Registration Statement in effect.

If at any time during which this option is otherwise exercisable according to its terms there is no effective Registration Statement on file with the Securities and Exchange Commission covering the shares then acquirable hereunder, the Board of Directors may, in its sole discretion, permit this option to be exercised by the holder hereof, upon its satisfaction that the offer and sale of such option shares to the option holder is exempt in fact from the registration requirements of the Securities Act of 1933, as amended, and such state securities laws as shall be applicable, and may condition such exercise upon its receipt of such representations, factual assurances and legal opinions as it shall deem necessary to determine and document the availability of any such exemption and may further condition such exercise upon such undertakings by the holder hereof or such restriction upon the transferability of the shares to be acquired hereunder as it shall determine to be necessary to effectuate and protect the claim to any such exemption.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Board of Directors or a duly authorized officer of the Company, and Non-Employee Director has executed this Option Agreement as of the date first above written.

P.A.M.  TRANSPORTATION  SERVICES,  INC.


By:  ____________________________________
                 President


ATTEST:

____________________________________
           Secretary


"NON-EMPLOYEE  DIRECTOR"



____________________________________



                                    EXHIBIT A

                                       TO

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                            DATED __________ BETWEEN
                      P.A.M. TRANSPORTATION SERVICES, INC.
                          AND THE NON-EMPLOYEE DIRECTOR

                     OUTSTANDING OPTIONS AS OF _____________




        SHARES SUBJECT TO    EXERCISE  PRICE
DATE     OPTION  GRANTED        PER  SHARE
- ----     ---------------        ----------